Exhibit 8.1

Subsidiaries	Place of Incorporation
Impetus Investment Limited	Cayman
Bright Scholar (Enlightenment) Investment Holdings Limited	Cayman
New Bridge Management Co., Ltd	Cayman
CEG Holdings Canada Inc.	Canada
976821 Ontario Inc.	Canada
744648 Alberta Inc.	Canada
Time Education China Holdings Limited	Hong Kong
Xin Rui Management Co., Ltd.	Hong Kong
Foundation Education China Limited	Hong Kong
Foundation Academy Limited	Hong Kong
Foundation Education Services Limited	Hong Kong
Foundation Global Education Limited	Hong Kong
Can-Achieve International Education Limited	Hong Kong
CEG Hong Kong JV Limited	Hong Kong
FGE Holdings Limited	The British Virgin Islands
Zhuhai Bright Scholar	The PRC
Time Elan Education Technology Co., Ltd.	The PRC
Shenzhen Qianhai Xingkeyucai Trading Co., Ltd.	The PRC
Beijing Bright Scholar Education Consulting Limited Co., Ltd.	The PRC
Foshan Shunde Elan Education Training Co., Ltd.	The PRC
Shenzhen Elan Education Training Co., Ltd.	The PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	The PRC
Guangzhou Elan Education Consulting Co., Ltd.	The PRC
Guangdong Zhixing Weilai Logistics Management Co., Ltd.	The PRC
Beijing Jingshiboda Education Technology Co., Ltd.	The PRC
Zhuhai Hengqin Kaidi Education Consulting Co., Ltd.	The PRC
Zhuhai Xin Xu Education Management Co., Ltd.	The PRC
Foundation Information Consulting (Shenzhen) Co., Ltd.	The PRC
Can-achieve (Beijing) Education Consulting Co., Ltd.	The PRC
Guangzhou Can-achieve Global Consulting Co., Ltd.	The PRC
Zhengzhou Dahua Education Consulting Co., Ltd.	The PRC
Bright Scholar Wanjia (Beijing) Education Consulting Co., Ltd.	The PRC
Bright Scholar Education Consulting (Huizhou) Co., Ltd.	The PRC
Hangzhou Impression Arts Training Co., Ltd.	The PRC
Cambridge Education Technology (Shanghai) Co. Limited (China)	The PRC
Beijing Can-achieve Lingying Information Consulting Co., Ltd.	The PRC
Zhuhai Hengqin Dingjia Education Consulting Limited	The PRC
Bright Scholar (UK) Holdings Limited	United Kingdom
Bright Scholar (BCS) Property Limited	United Kingdom
Bright Scholar (BCS) Management Limited	United Kingdom

CATS Colleges Holdings Limited	United Kingdom
CEG Colleges Limited	United Kingdom
Cambridge Arts and Science Limited	United Kingdom
CATS Canterbury Limited	United Kingdom
CATS College London Limited	United Kingdom
Cambridge School of Visual and Performing Arts Limited	United Kingdom
CATS Retail Limited	United Kingdom
Cambridge School of Art and Design Limited	United Kingdom
Stafford House Companies Limited	United Kingdom
Stafford House School of English Limited	United Kingdom
Stafford House Study Holidays Limited	United Kingdom
Study Holidays Limited	United Kingdom
CEG Properties Limited	United Kingdom
Bright Scholar (BCS) Limited	United Kingdom
Cambridge Education Group Holdings Inc.	United States
Can-achieve Global Education, Inc. (Los Angeles)	United States
CATS Academy Boston Inc.	United States
Boston Academy of English Inc.	United States
Intrax English Academies LLC	United States

Affiliated Entity	Place of Incorporation
BGY Education Investment	The PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation
Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd.	The PRC
Baoding Baigou New City Shenghua Country Garden Kindergarten Co., Ltd.	The PRC
Beijing Huanxue International Travel Limited	The PRC
Chengdu Boxuele Education Management Consulting Co., Ltd.	The PRC
Chengdu Zhiyimeng Software Technology Co., Ltd.	The PRC
Chuzhou Country Garden Foreign Language School	The PRC
Chuzhou Country Garden Kindergarten	The PRC
Country Garden Experimental School	The PRC
Country Garden Huacheng Kindergarten	The PRC
Country Garden Huacheng School	The PRC
Country Garden Silver Beach Kindergarten	The PRC
Country Garden Silver Beach School	The PRC
Country Garden Venice Bilingual School (“CGBS”)	The PRC
Country Garden Venice Kindergarten	The PRC
Dalang Country Garden Kindergarten	The PRC
Danyang Country Garden Kindergarten	The PRC
Chengdu Yinzhe Education and Technology Co., Ltd.	The PRC
Dongguan Humen Bright Scholar Country Garden Kindergarten	The PRC

Dongguan Qingxi Country Garden Kindergarten	The PRC
Dongguan Qishi Country Garden Kindergarten	The PRC
Chengdu Laizhe Education and Technology Co., Ltd.	The PRC
Dreambig Career Limited	Hong Kong
Enping Country Garden Kindergarten	The PRC
Fengxin Country Garden Kindergarten	The PRC
Foshan Shunde Beijiao Country Garden Guilanshan Kindergarten Co., Ltd.	The PRC
Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.	The PRC
Gaoming Country Garden Kindergarten	The PRC
Guangdong Country Garden School (“GCGS”)	The PRC
Guangdong Lebeimeng Education Consulting Co., Ltd.	The PRC
Guangdong Lelebao Education Technology Co., Ltd.	The PRC
Guangdong Xingjian Education Co., Ltd.	The PRC
Guangyuan Lizhou Kasijia Kindergarten(1)	The PRC
Guangzhou Huihua Education Consulting Co., Ltd.	The PRC
Guangzhou Xingzhu Information Technology Co., Ltd.	The PRC
Haiyang Country Garden Kindergarten	The PRC
Haoting Country Garden Kindergarten	The PRC
Heshan Country Garden Kindergarten	The PRC
Heshan Country Garden School	The PRC
Heze Qiqiaoban Education Technology Limited	The PRC
Huadu Holiday Peninsula Kindergarten	The PRC
Huanan Country Garden Bilingual Kindergarten	The PRC
Huanan Country Garden Cuiyun Mountain Kindergarten	The PRC
Huanan Country Garden School (“HCGS”)	The PRC
Huaxi Country Garden International Kindergarten	The PRC
Huaxi Country Garden International School	The PRC
Hubei Sannew Education Development Limited	The PRC
Huidong Silver Beach Education Consulting Co., Ltd.	The PRC
Huiyang Country Garden Kindergarten	The PRC
Jining Boshiwei Education Consulting Limited	The PRC
Jurong Country Garden School	The PRC
Kaiping Country Garden Jade Bay Kindergarten	The PRC
Kaiping Country Garden School	The PRC
Laian Country Garden Foreign Language School	The PRC
Laian Country Garden Kindergarten	The PRC
Lanzhou Country Garden School	The PRC
Licheng Country Garden Bilingual Kindergarten	The PRC
Maoming Country Garden Kindergarten	The PRC
Nansha Country Garden Bilingual Kindergarten	The PRC

(1)  In the process of completing the registration of alteration of sponsorship interests.

Ningxiang Country Garden Foreign Language Training School	The PRC
Ningxiang Country Garden Kindergarten	The PRC
Ningxiang Country Garden School	The PRC
Phoenix City Bilingual Kindergarten	The PRC
Phoenix City Bilingual School (“PCBS”)	The PRC
Phoenix City Country Garden Kindergarten	The PRC
Phoenix City Fengyan Kindergarten	The PRC
Qingyuan Country Garden Bilingual Kindergarten	The PRC
Heze Economic Development Zone Electric Kindergarten	The PRC
Heze Economic Development Zone Qiqiaoban-OCT Kindergarten	The PRC
Caoxian Qiqiaoban Kindergarten	The PRC
HeZe Qiqiaoban Juancheng Kindergarten	The PRC
Juye Phoenix Qiqiaoban Dongfang Xintiandi Kindergarten	The PRC
Qiqiaoban Oscar Kindergarten	The PRC
Juancheng Shuncheng International Kindergarten	The PRC
Heze Mudan District Yihai Kindergarten	The PRC
Sannew American Middle School	The PRC
Shangdong Boshiyou Education Consulting Limited	The PRC
Shanghai Elan Education and Training Co., Ltd.	The PRC
Shanghai Bolai Training Center Co., Ltd.	The PRC
Shaoguan Country Garden Foreign Language School	The PRC
Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten	The PRC
Shawan Country Garden Kindergarten	The PRC
Shenghua Country Garden Bilingual School	The PRC
Taishan Country Garden School	The PRC
Time Elan Education Technology (Beijing) Co., Ltd.	The PRC
Wuhan Country Garden Kindergarten	The PRC
Wuhan Country Garden School	The PRC
Wuhan Donghu Tech Development Zone Xinqiao Kindergarten	The PRC
Wuhan Donghu Tech Development Zone Xinqiao-Jinxiu Longcheng Kindergarten	The PRC
Wuhan Dongxihu District Dongqiao Kindergarten	The PRC
Wuhan Hongshan District Xinqiao Aijia Kindergarten	The PRC
Wuhan Mierdun Education Technology Limited	The PRC
Wuhan Qiaokou Mierdun Training School Limited	The PRC
Wuhan Qiaosheng Education Investment Co., Ltd.	The PRC
Wuhan Qingshan District Bilingual Kindergarten	The PRC
Wuhan Ruijiang Bright Scholar Education Industry Investment Fund Limited Partnership	The PRC
Wuyi Country Garden Bilingual School	The PRC
Xiangtan Yisuhe Country Garden Kindergarten	The PRC

Xiju Country Garden Kindergarten	The PRC
Zengcheng Country Garden Kindergarten	The PRC
Zengcheng Country Garden School	The PRC